UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2012

AMERICAN STANDARD ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54471	20-2791397
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 North Scottsdale Road Suite 1400 Scottsdale, Arizona	85251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 371-1929

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by American Standard Energy Corp. (the “Company”) on March 9, 2012 in connection with its agreement with XOG Operating LLC, a Texas limited liability company (“XOG”) and Geronimo Holding Corporation, a Texas corporation (“Geronimo” and together with XOG, the “Sellers”) pursuant to which the Company acquired leasehold working interests in approximately 72,300 net acres across the Permian Basin, Eagle Ford shale formation and the Eagle Bine in Texas, the Williston Basin in North Dakota, and the Niobrara shale formation in Wyoming and Nebraska (collectively, the “XOG Properties”) in exchange for the delivery by the Company to the Sellers of $10 million in cash, including a $1.5 million cash deposit previously paid by the Company, a note in the principal amount of $35,000,000 made by the Company in favor of Geronimo and 5,000,000 shares of the common stock of the Company.

The Current Report on Form 8-K filed March 9, 2012 is being amended by this Amendment No. 1 to include the audited statements of revenues and direct operating expenses, including the notes thereto, for each of the years then ended December 31, 2011 and 2010, unaudited pro forma combined balance sheet and combined statement of operations for the year ended December 31, 2011 and information of the XOG Properties required by Item 9.01 (a) of Form 8-K in connection with the acquisition of the XOG Properties. No other amendments to the Form 8-K filing on March 9, 2012 are being made by this Amendment No. 1.

Item 9.01 Financial Statements and Exhibit.

(a) Financial statements of businesses acquired.

The audited statements of revenues and direct operating expenses, including the notes thereto, for the oil and natural gas properties acquired by the Company from the Sellers for each of the years then ended December 31, 2011 and 2010, and the independent auditor’s report related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet at December 31, 2011 which gives effect to the acquisition of the XOG Properties and the unaudited pro forma combined statement of operations for the year ended December 31, 2011 which gives effect to the acquisition of the XOG Properties are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibit.

Exhibit Number	Description

Exhibit 99.1 *	The audited statements of revenues and direct operating expenses, including the notes thereto, for the XOG Properties for each of the years then ended December 31, 2011 and 2010.

Exhibit 99.2 *	Unaudited pro forma combined balance sheet at December 31, 2011 which gives effect to the acquisition of the XOG Properties and the unaudited pro forma combined statement of operations for the year ended December 31, 2011 which gives effect to the acquisition of the XOG Properties.

________________

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2012	AMERICAN STANDARD ENERGY CORP.

	By:	/s/ Scott Feldhacker
Scott Feldhacker
Chief Executive Officer and Director

	By:	/s/ Scott Mahoney
Scott Mahoney, CFA
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1 *	The audited statements of revenues and direct operating expenses, including the notes thereto, for the XOG Properties for each of the years then ended December 31, 2011 and December 31, 2010.

Exhibit 99.2 *	Unaudited pro forma combined balance sheet at December 31, 2011 which gives effect to the acquisition of the XOG Properties and the unaudited pro forma combined statement of operations for the year ended December 31, 2011 which gives effect to the acquisition of the XOG Properties.

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* Filed herewith.